UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2023

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 23, 2023, Symbotic Inc., a Delaware corporation (the “Company”), Symbotic Holdings LLC, a Delaware limited liability company (“Symbotic Holdings”), and Symbotic LLC, a Delaware limited liability company (“Symbotic LLC” and, together with the Company and Symbotic Holdings, the “Symbotic Group”), entered into a Framework Agreement (the “Framework Agreement”) with Sunlight Investment Corp., a Delaware corporation (“Sunlight”), SVF II Strategic Investments AIV LLC, a Delaware limited liability company (“SVF” and, together with Sunlight, “SoftBank”), and GreenBox Systems LLC, a Delaware limited liability company (“GreenBox”), related to the formation of GreenBox as a strategic joint venture between the Symbotic Group and SoftBank, the entry into a Limited Liability Company Agreement of GreenBox (the “LLC Agreement”) and Master Services, License and Equipment Agreement (the “Commercial Agreement”) and issuance of a warrant (the “Warrant”) to purchase Class A Common Stock of Symbotic, each described below.

GreenBox was established on July 21, 2023, and will build and automate supply chain networks globally by operating and financing the Company’s advanced A.I. and automation technology for the warehouse. Symbotic Holdings and Sunlight own 35% and 65% of GreenBox respectively. On July 23, 2023, GreenBox entered into a Commercial Agreement with Symbotic LLC with respect to the purchase of Symbotic’s automated case handling systems, as described below.

Contemporaneously with entry into the Framework Agreement, The RBC Millennium Trust and the Richard B. Cohen Revocable Trust (the “RC Entities”) entered into a stock purchase agreement with SVF, pursuant to which, among other things and subject to the terms and conditions thereof, the RC Entities will sell 17,825,312 shares of Class A Common Stock of the Company to SVF for an aggregate of $500 million.

Item 1.01	Entry into a Material Definitive Agreement

Framework Agreement

The first paragraph of the “Introductory Note” is hereby incorporated by reference herein.

Standstill. The Framework Agreement also subjects SoftBank and its controlled affiliates, on the terms and subject to the conditions set forth in the Framework Agreement, to a standstill agreement for a period commencing on the date of the Framework Agreement until the earlier of (i) the fourth anniversary of the execution and delivery of the Framework Agreement and (ii) the date on which SoftBank and its affiliates collectively own less than 5% of the fully diluted equity interests of the Company.

Board Observer. In the event that Company’s board does not include at least one full-time employee of SoftBank or its affiliates, the Framework Agreement requires the Company to invite a representative designated by SoftBank to attend all meetings of its board in a nonvoting observer capacity. The Company shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors.

The foregoing description of the Framework Agreement is not complete and is qualified in its entirety by reference to the copy of the Framework Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

LLC Agreement

On July 23, 2023, as contemplated by the Framework Agreement, Symbotic Holdings, Sunlight and GreenBox entered into the LLC Agreement to set forth their interests, rights and obligations relating to GreenBox, the management and operation of GreenBox and the economic arrangement among the parties relating to GreenBox. On the terms and subject to the conditions set forth in the LLC Agreement, the board of managers for GreenBox will be composed of three managers, one designated by Sunlight, one designated by Symbotic Holdings and one independent manager designated by the unanimous consent of Sunlight and Symbotic Holdings to the extent such member remains a Major Investor (as defined in the LLC Agreement), who will initially be appointed as promptly as practicable following the formation of GreenBox.

Symbotic Holdings and Sunlight have capital commitments of approximately $1.7 billion and $3.2 billion, respectively, to fund GreenBox. Sunlight’s commitment is supported by an equity commitment letter from SVF.

Although the Company is exposed to economic variability from GreenBox’s performance, GreenBox does not consolidate because the Company is not the primary beneficiary and does not have the power to direct the activities that most significantly impact GreenBox’s performance.

The foregoing description of the LLC Agreement is not complete and is qualified in its entirety by reference to the copy of the LLC Agreement filed as Exhibit 10.2 hereto, which is incorporated herein by reference.

Commercial Agreement

On July 23, 2023, as contemplated by the Framework Agreement, Symbotic LLC and GreenBox entered into the Commercial Agreement, which sets forth the terms, conditions, rights and obligations governing the design, installation, implementation and operation of Symbotic systems by the Company for GreenBox. On the terms and subject to the conditions set forth therein, the Commercial Agreement provides for a commitment from GreenBox to expend at least $7,500,000,000 in the aggregate to purchase Symbotic systems over a six-year period pursuant to an agreed-upon timeline with implementation of Symbotic systems expected to begin in fiscal year 2024. For each Symbotic system, GreenBox pays the Company: (i) the cost of implementation, including the cost of material and labor, plus a specified net profit amount; (ii) for software maintenance and support; and (iii) for spare parts and other miscellaneous expenses. The initial term of the Commercial Agreement expires on July 23, 2027, subject to a two-year extension by GreenBox if, at the end of the initial term, Project SOWs (as defined in the Commercial Agreement) have not been executed with respect to Symbotic systems with an aggregate purchase price of GreenBox’s purchase commitment. At any time, either party may terminate the Commercial Agreement in the event of insolvency of the other party or a material breach of the other party that has not been cured. In the event the Company, through its ordinary course succession planning efforts, does not have a named successor to Richard B. Cohen as Chief Executive Officer of the Company at such time Mr. Cohen is no longer employed by the Company, GreenBox may elect to reduce its then outstanding Purchase Commitment (as defined in the Commercial Agreement) by 50%.

The foregoing description of the Commercial Agreement is not complete and is qualified in its entirety by reference to the copy of the Commercial Agreement filed as Exhibit 10.3 hereto, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On July 23, 2023, the Company issued the Warrant to Sunlight, which allows Sunlight to acquire up to 11,434,360 shares of Class A Common Stock of the Company (subject to dilution and customary adjustments) upon satisfaction of certain vesting conditions, at an exercise price as set forth in the Warrant.

The foregoing description of the Warrant is not complete and is qualified in its entirety by reference to the copy of the Warrant filed as Exhibit 4.1 hereto, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 23, 2023, the Company issued a press release and an investor presentation announcing the transactions described above. Copies of the press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively. Each such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events, backlog, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which the Company has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in the Company’s filings with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the transactions described herein (the “Transactions”); business disruption following the Transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements entered into in connection with the Transactions; the effect of the announcement of the Transactions on the Company’s business relationships, performance, and business generally; the amount of the costs, fees, expenses and other charges related to the Transactions; and other consequences associated with joint ventures and legislative and regulatory actions and reforms.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s control. While all projections are necessarily speculative, the Company believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that the Company, or its representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in the Company and is not intended to form the basis of an investment decision in the Company. All subsequent written and oral forward-looking statements concerning the Company, the proposed Transactions or other matters and attributable to the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01	Exhibits.

Exhibit	Description

4.1	Warrant to Purchase Class A Common Stock, between Symbotic Inc. and Sunlight Investment Corp., dated as of July 23, 2023.

10.1*++	Framework Agreement, by and among Symbotic Inc., Symbotic Holdings LLC, Symbotic LLC, Sunlight Investment Corp., SVF II Strategic Investments AIV LLC and GreenBox Systems LLC, dated as of July 23, 2023.

10.2*++	Limited Liability Company Agreement of GreenBox Systems LLC, by and among GreenBox Systems LLC, Symbotic Holdings LLC and Sunlight Investment Corp., dated as of July 23, 2023.

10.3*++	Master Services, License and Equipment Agreement, by and between GreenBox Systems LLC and Symbotic LLC, dated as of July 23, 2023.

99.1	Press Release, dated July 24, 2023.

99.2	Investor Presentation, dated July 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

++

Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted pursuant to Item 1.01 of Form 8-K and Item 601(b)(10)(iv) of Regulation S-K, because the Company customarily and actually treats such information as private or confidential and the omitted information is not material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2023

Symbotic Inc.

By:	/s/ Thomas Ernst
Name:	Thomas Ernst
Title:	Chief Financial Officer and Treasurer